Exhibit No. 99

                            Global Structured Finance

                                  BoAMS 2003-1
                                    30yr Pool
                            Collateral Summary Report

--------------------------------------------------------------------------------
                         Selection Criteria: All records
                                Table of Contents

1.   General Pool Characteristics
2.   Original Balance
3.   Cut-Off Balance
4.   Lien Position
5.   Coupon
6.   Credit Score*
7.   PMI Providers
8.   Product Type
9.   Loan Purpose
10.  Loan Type
11.  Property Type
12.  Occupancy Status
13.  Documentation
14.  State
15.  Zip Code
16.  OLTV
17.  Cut-Off LTV
18.  Delinquency*
19.  Times 30 Days
20.  Prepay Penalty Flag
21.  Prepay Penalty Term
22.  Buydown Agreement
23.  Original Term
24.  Scheduled Remaining Term
25.  Cut-Off Loan Age

--------------------------------------------------------------------------------
1. General Pool Characteristics

Pool Size: $800,039,999.73
Loan Count: 1,644
Cut-off Date: 2003-01-01
Avg. Loan Balance: $486,642.34
Avg. Orig. Balance: $487,119.96
W.A. FICO*: 742
W.A. Orig. LTV: 64.86%
W.A. Cut-Off LTV: 64.80%
W.A. Gross Coupon: 6.348%
W.A. Net Coupon: 6.096%
W.A. Administration Fee: 0.252%
W.A. Orig. Term: 358 months
W.A. Rem. Term: 357 months
W.A. Age: 1 months
% over 80 COLTV: 0.67%
% over 100 COLTV: 0.00%
% with PMI: 0.67%
W.A. MI Coverage: 26.66%

W.A. MI Adjusted LTV: 64.64%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.79%

* FICO not available for 2 loans, or 0.1% of the aggregate pool balance.

                                       Top
                                       ---

--------------------------------------------------------------------------------
2. Original Balance

      --------------------------------------------------------------
                    Original Balance                   Percent

      --------------------------------------------------------------
      250,001 - 350,000                                       8.84%
      --------------------------------------------------------------
      350,001 - 450,000                                       34.00
      --------------------------------------------------------------
      450,001 - 550,000                                       21.27
      --------------------------------------------------------------
      550,001 - 650,000                                       13.84
      --------------------------------------------------------------
      650,001 - 750,000                                       10.08
      --------------------------------------------------------------
      750,001 - 850,000                                        3.20
      --------------------------------------------------------------
      850,001 - 950,000                                        3.34
      --------------------------------------------------------------
      950,001 - 1,050,000                                      5.42
      --------------------------------------------------------------
                         Total:                         100.00%
      --------------------------------------------------------------
                              Average: $487,119.96
                               Lowest: $323,000.00
                             Highest: $1,000,000.00
                                S.D.: $153,571.67

                                       Top
                                       ---

--------------------------------------------------------------------------------
3. Cut-Off Balance

      --------------------------------------------------------------
                     Cut-Off Balance                    Percent

      --------------------------------------------------------------
      300,001 - 400,000                                      29.30%
      --------------------------------------------------------------
      400,001 - 500,000                                       26.37
      --------------------------------------------------------------
      500,001 - 600,000                                       16.68
      --------------------------------------------------------------
      600,001 - 700,000                                        9.53
      --------------------------------------------------------------
      700,001 - 800,000                                        7.51
      --------------------------------------------------------------
      800,001 - 900,000                                        4.49
      --------------------------------------------------------------
      900,001 - 1,000,000                                      6.12
      --------------------------------------------------------------
                         Total:                         100.00%
      --------------------------------------------------------------
                               Average: 486,642.34
                               Lowest: 322,400.09
                              Highest: 1,000,000.00
                                S.D.: 153,448.34

                                       Top
                                       ---

--------------------------------------------------------------------------------
4. Lien Position


      --------------------------------------------------------------
                    Lien Position                       Percent
      --------------------------------------------------------------

                ------------------------------------------------
                1                                       100.00%
                ------------------------------------------------
                                Total:                  100.00%
                ------------------------------------------------

                                       Top
                                       ---

--------------------------------------------------------------------------------
5. Coupon

                ------------------------------------------------
                            Coupon                  Percent

                ------------------------------------------------
                5.376 - 5.500                             0.12%
                ------------------------------------------------
                5.501 - 5.625                              0.16
                ------------------------------------------------
                5.626 - 5.750                              0.92
                ------------------------------------------------
                5.751 - 5.875                              2.40
                ------------------------------------------------
                5.876 - 6.000                              6.92
                ------------------------------------------------
                6.001 - 6.125                              8.12
                ------------------------------------------------
                6.126 - 6.250                             23.04
                ------------------------------------------------
                6.251 - 6.375                             23.36
                ------------------------------------------------
                6.376 - 6.500                             21.72
                ------------------------------------------------
                6.501 - 6.625                              8.60
                ------------------------------------------------
                6.626 - 6.750                              3.08
                ------------------------------------------------
                6.751 - 6.875                              1.36
                ------------------------------------------------
                6.876 - 7.000                              0.15
                ------------------------------------------------
                7.001 - 7.125                              0.06
                ------------------------------------------------
                            Total:                  100.00%
                ------------------------------------------------
                                   W.A.: 6.348
                                  Lowest: 5.500
                                 Highest: 7.125
                                   S.D.: 0.216
                                       Top
                                       ---

--------------------------------------------------------------------------------
6. Credit Score*

                ------------------------------------------------
                         Credit Score*              Percent

                ------------------------------------------------
                801 - 850                                 3.42%
                ------------------------------------------------
                751 - 800                                 45.01
                ------------------------------------------------
                701 - 750                                 35.47
                ------------------------------------------------
                651 - 700                                 13.24
                ------------------------------------------------
                601 - 650                                  2.72
                ------------------------------------------------
                Equal to 0                                 0.14
                ------------------------------------------------
                            Total:                  100.00%
                ------------------------------------------------
                                    W.A.: 742
                                   Lowest: 623
                                  Highest: 837
                                    S.D.: 48

                                       Top
                                       ---

7. PMI Providers

                ----------------------------------------------
                        PMI Providers             Percent

                ----------------------------------------------
                NONE                                   99.33%
                ----------------------------------------------
                GEMIC                                    0.27
                ----------------------------------------------
                RMIC                                     0.18
                ----------------------------------------------
                UNITED GUARANTY                          0.14
                ----------------------------------------------
                PMIC                                     0.08
                ----------------------------------------------
                               Total:             100.00%
                ----------------------------------------------
                                       Top
                                       ---

--------------------------------------------------------------------------------
8. Product Type

                ----------------------------------------------
                        Product Type              Percent

                ----------------------------------------------
                30 YR FIXED                            97.14%
                ----------------------------------------------
                25 YR FIXED                              1.33
                ----------------------------------------------
                20 YR FIXED                              1.32
                ----------------------------------------------
                29 YR FIXED                              0.09
                ----------------------------------------------
                21 YR FIXED                              0.08
                ----------------------------------------------
                28 YR FIXED                              0.04
                ----------------------------------------------
                           Total:                 100.00%
                ----------------------------------------------
                                       Top
                                       ---

--------------------------------------------------------------------------------
9. Loan Purpose

                ----------------------------------------------
                        Loan Purpose              Percent

                ----------------------------------------------
                R/T REFI                               60.93%
                ----------------------------------------------
                PURCH                                   22.72
                ----------------------------------------------
                C/O REFI                                16.35
                ----------------------------------------------
                           Total:                 100.00%

                ----------------------------------------------
                                       Top
                                       ---

--------------------------------------------------------------------------------
10. Loan Type

                ----------------------------------------------
                          Loan Type               Percent

                ----------------------------------------------
                CONVENTIONAL                          100.00%
                ----------------------------------------------
                           Total:                 100.00%
                ----------------------------------------------
                                       Top
                                       ---

--------------------------------------------------------------------------------
11. Property Type

                ------------------------------------------------
                         Property Type              Percent

                ------------------------------------------------
                SFR                                      73.10%
                ------------------------------------------------
                PUD Detach                                20.87
                ------------------------------------------------

                ------------------------------------------------
                Condo                                      3.62
                ------------------------------------------------
                PUD Attach                                 0.95
                ------------------------------------------------
                2-Family                                   0.93
                ------------------------------------------------
                4-Family                                   0.23
                ------------------------------------------------
                3-Family                                   0.19
                ------------------------------------------------
                Co-Op                                      0.11
                ------------------------------------------------
                            Total:                  100.00%
                ------------------------------------------------
                                       Top
                                       ---

--------------------------------------------------------------------------------
12. Occupancy Status

                ------------------------------------------------
                          Occupancy Status          Percent

                ------------------------------------------------
                Primary                                  94.72%
                ------------------------------------------------
                Secondary                                  5.28
                ------------------------------------------------
                           Total:                   100.00%
                ------------------------------------------------
                                       Top
                                       ---

--------------------------------------------------------------------------------
13. Documentation

                ------------------------------------------------
                        Documentation               Percent

                ------------------------------------------------
                Reduced                                  38.75%
                ------------------------------------------------
                Rapid                                     38.72
                ------------------------------------------------
                Standard                                  20.32
                ------------------------------------------------
                All Ready Home                             2.12
                ------------------------------------------------
                Stated                                     0.09
                ------------------------------------------------
                           Total:                   100.00%
                ------------------------------------------------
                                       Top
                                       ---

--------------------------------------------------------------------------------
14. State

                ------------------------------------------------
                         State                      Percent

                ------------------------------------------------
                California                               49.66%
                ------------------------------------------------
                Florida                                    5.79
                ------------------------------------------------
                Virginia                                   5.39
                ------------------------------------------------
                Maryland                                   4.28
                ------------------------------------------------
                Illinois                                   3.74
                ------------------------------------------------
                Other                                     31.14
                ------------------------------------------------
                         Total:                     100.00%
                ------------------------------------------------
                                       Top
                                       ---

--------------------------------------------------------------------------------
15. Zip Code

                ------------------------------------------------
                     Zip Code                       Percent

                ------------------------------------------------
                92679                                     0.79%
                ------------------------------------------------

                ------------------------------------------------
                92648                                      0.76
                ------------------------------------------------
                92677                                      0.66
                ------------------------------------------------
                94010                                      0.62
                ------------------------------------------------
                20854                                      0.60
                ------------------------------------------------
                Other                                     96.56
                ------------------------------------------------
                      Total:                        100.00%
                ------------------------------------------------
                                       Top
                                       ---

--------------------------------------------------------------------------------
16. OLTV

                ------------------------------------------------
                             OLTV                   Percent

                ------------------------------------------------
                Less than or equal to 20.00               0.79%
                ------------------------------------------------
                20.01 - 25.00                              0.84
                ------------------------------------------------
                25.01 - 30.00                              1.73
                ------------------------------------------------
                30.01 - 35.00                              1.54
                ------------------------------------------------
                35.01 - 40.00                              2.63
                ------------------------------------------------
                40.01 - 45.00                              3.49
                ------------------------------------------------
                45.01 - 50.00                              5.12
                ------------------------------------------------
                50.01 - 55.00                              7.51
                ------------------------------------------------
                55.01 - 60.00                              7.83
                ------------------------------------------------
                60.01 - 65.00                             10.36
                ------------------------------------------------
                65.01 - 70.00                             15.09
                ------------------------------------------------
                70.01 - 75.00                             13.68
                ------------------------------------------------
                75.01 - 80.00                             28.62
                ------------------------------------------------
                80.01 - 85.00                              0.20
                ------------------------------------------------
                85.01 - 90.00                              0.35
                ------------------------------------------------
                90.01 - 95.00                              0.22
                ------------------------------------------------
                            Total:                  100.00%
                ------------------------------------------------
                                  W.A.: 64.86%
                                  Lowest: 9.46%
                                 Highest: 95.00%
                                  S.D.: 14.73%

                                       Top
                                       ---

--------------------------------------------------------------------------------
17. Cut-Off LTV

                ------------------------------------------------
                          Cut-Off LTV               Percent

                ------------------------------------------------
                Less than or equal to 20.00               0.79%
                ------------------------------------------------
                20.01 - 25.00                              0.84
                ------------------------------------------------
                25.01 - 30.00                              1.73
                ------------------------------------------------
                30.01 - 35.00                              1.54
                ------------------------------------------------
                35.01 - 40.00                              2.63
                ------------------------------------------------
                40.01 - 45.00                              3.49
                ------------------------------------------------
                45.01 - 50.00                              5.12
                ------------------------------------------------
                50.01 - 55.00                              7.60
                ------------------------------------------------

                ------------------------------------------------
                55.01 - 60.00                              7.79
                ------------------------------------------------
                60.01 - 65.00                             10.39
                ------------------------------------------------
                65.01 - 70.00                             15.14
                ------------------------------------------------
                70.01 - 75.00                             13.71
                ------------------------------------------------
                75.01 - 80.00                             28.58
                ------------------------------------------------
                80.01 - 85.00                              0.09
                ------------------------------------------------
                85.01 - 90.00                              0.35
                ------------------------------------------------
                90.01 - 95.00                              0.22
                ------------------------------------------------
                            Total:                  100.00%
                ------------------------------------------------
                                  W.A.: 64.80%
                                  Lowest: 9.46%
                                 Highest: 95.00%
                                  S.D.: 14.71%

                                       Top
                                       ---

--------------------------------------------------------------------------------
18. Delinquency*

                ------------------------------------------------
                        Delinquency*                Percent

                ------------------------------------------------
                0-29 days                               100.00%
                ------------------------------------------------
                           Total:                   100.00%
                ------------------------------------------------
                                  * MBA method
                                       Top
                                       ---

--------------------------------------------------------------------------------
19. Times 30 Days

                ------------------------------------------------
                       Times 30 Days                Percent

                ------------------------------------------------
                0                                        99.90%
                ------------------------------------------------
                1                                          0.05
                ------------------------------------------------
                8                                          0.05
                ------------------------------------------------
                            Total:                  100.00%
                ------------------------------------------------
                                       Top
                                       ---

----------------------------------------------------------------
20. Prepay Penalty Flag

                ------------------------------------------------
                   Prepay Penalty Flag              Percent

                ------------------------------------------------
                N                                        100.00%
                ------------------------------------------------
                            Total:                  100.00%
                ------------------------------------------------
                                       Top
                                       ---

--------------------------------------------------------------------------------
21. Prepay Penalty Term

                ------------------------------------------------
                   Prepay Penalty Term              Percent

                ------------------------------------------------
                0                                        100.00%
                ------------------------------------------------
                                   Total:            100.00%
                ------------------------------------------------

                                    W.A.: 0.0
                                    Lowest: 0
                                   Highest: 0
                                    S.D.: 0.0

                                       Top
                                       ---

--------------------------------------------------------------------------------
22. Buydown Agreement

                ------------------------------------------------
                       Buydown Agreement            Percent

                ------------------------------------------------
                N                                        99.89%
                ------------------------------------------------
                Y                                          0.11
                ------------------------------------------------
                                 Total:             100.00%
                ------------------------------------------------
                                       Top
                                       ---

--------------------------------------------------------------------------------
23. Original Term

                ------------------------------------------------
                         Original Term              Percent

                ------------------------------------------------
                240                                       1.32%
                ------------------------------------------------
                252                                        0.08
                ------------------------------------------------
                300                                        1.33
                ------------------------------------------------
                336                                        0.04
                ------------------------------------------------
                348                                        0.09
                ------------------------------------------------
                360                                       97.14
                ------------------------------------------------
                            Total:                  100.00%
                ------------------------------------------------
                               W.A.: 357.5 months
                               Lowest: 240 months
                               Highest: 360 months

                                       Top
                                       ---

--------------------------------------------------------------------------------
24. Scheduled Remaining Term

                ------------------------------------------------
                   Scheduled Remaining Term         Percent

                ------------------------------------------------
                235 - 240                                 1.32%
                ------------------------------------------------
                241 - 288                                  0.08
                ------------------------------------------------
                295 - 300                                  1.33
                ------------------------------------------------
                301 - 342                                  0.04
                ------------------------------------------------
                343 - 348                                  0.09
                ------------------------------------------------
                355 - 360                                 97.14
                ------------------------------------------------
                            Total:                  100.00%
                ------------------------------------------------
                               W.A.: 356.6 months
                               Lowest: 238 months
                               Highest: 360 months

                                       Top
                                       ---

--------------------------------------------------------------------------------

25. Cut-Off Loan Age

                ------------------------------------------------
                    Cut-Off Loan Age                Percent

                ------------------------------------------------
                Equal to 0                               34.74%
                ------------------------------------------------
                1 - 6                                     65.26
                ------------------------------------------------
                Total:                              100.00%
                ------------------------------------------------
                                W.A.: 0.9 months
                                Lowest: 0 months
                                Highest: 5 months

                                       Top
                                       ---

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

FOR INTERNAL USE ONLY

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                  BoAMS 2003-1
                                    15yr Pool
                            Collateral Summary Report

--------------------------------------------------------------------------------
                         Selection Criteria: All records
                                Table of Contents

1.   General Pool Characteristics
2.   Original Balance
3.   Cut-Off Balance
4.   Lien Position
5.   Coupon
6.   Credit Score*
7.   PMI Providers
8.   Product Type
9.   Loan Purpose
10.  Loan Type
11.  Property Type
12.  Occupancy Status
13.  Documentation
14.  State
15.  Zip Code
16.  OLTV
17.  Cut-Off LTV
18.  Delinquency*
19.  Times 30 Days
20.  Prepay Penalty Flag
21.  Prepay Penalty Term
22.  Buydown Agreement
23.  Original Term
24.  Scheduled Remaining Term
25.  Cut-Off Loan Age

--------------------------------------------------------------------------------
1. General Pool Characteristics

Pool Size: $500,910,710.10
Loan Count: 1,014
Cut-off Date: 2003-01-01
Avg. Loan Balance: $493,994.78
Avg. Orig. Balance: $495,616.24
W.A. FICO*: 745
W.A. Orig. LTV: 55.69%
W.A. Cut-Off LTV: 55.51%
W.A. Gross Coupon: 5.823%
W.A. Net Coupon: 5.571%
W.A. Administration Fee: 0.252%
W.A. Orig. Term: 178 months
W.A. Rem. Term: 177 months
W.A. Age: 1 months
% over 80 COLTV: 0.40%
% over 100 COLTV: 0.00%
% with PMI: 0.40%
W.A. MI Coverage: 10.96%

W.A. MI Adjusted LTV: 55.48%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.24%

* FICO not available for 2 loans, or 0.2% of the aggregate pool balance.

                                       Top
                                       ---

--------------------------------------------------------------------------------
2. Original Balance

            -------------------------------------------------------
                     Original Balance              Percent

            -------------------------------------------------------
            250,001 - 350,000                                8.51%
            -------------------------------------------------------
            350,001 - 450,000                                31.57
            -------------------------------------------------------
            450,001 - 550,000                                22.76
            -------------------------------------------------------
            550,001 - 650,000                                12.81
            -------------------------------------------------------
            650,001 - 750,000                                10.28
            -------------------------------------------------------
            750,001 - 850,000                                 3.69
            -------------------------------------------------------
            850,001 - 950,000                                 4.48
            -------------------------------------------------------
            950,001 - 1,050,000                               5.89
            -------------------------------------------------------
                               Total:              100.00%
            -------------------------------------------------------
                              Average: $495,616.24
                               Lowest: $323,000.00
                             Highest: $1,000,000.00
                                S.D.: $158,456.94

                                       Top
                                       ---

--------------------------------------------------------------------------------
3. Cut-Off Balance

            -------------------------------------------------------
                           Cut-Off Balance         Percent

            -------------------------------------------------------
            300,001 - 400,000                               25.61%
            -------------------------------------------------------
            400,001 - 500,000                                29.39
            -------------------------------------------------------
            500,001 - 600,000                                15.65
            -------------------------------------------------------
            600,001 - 700,000                                 9.74
            -------------------------------------------------------
            700,001 - 800,000                                 7.25
            -------------------------------------------------------
            800,001 - 900,000                                 4.42
            -------------------------------------------------------
            900,001 - 1,000,000                               7.94
            -------------------------------------------------------
                               Total:              100.00%
            -------------------------------------------------------
                               Average: 493,994.78
                               Lowest: 320,131.38
                              Highest: 1,000,000.00
                                S.D.: 157,900.91

                                       Top

--------------------------------------------------------------------------------
4. Lien Position


                ------------------------------------------------
                      Lien Position              Percent
                ------------------------------------------------

            -------------------------------------------------------

            -------------------------------------------------------
            1                                              100.00%
            -------------------------------------------------------
                        Total:                     100.00%
            -------------------------------------------------------

                                       Top
                                       ---

--------------------------------------------------------------------------------
5. Coupon

                ------------------------------------------------
                            Coupon                 Percent

                ------------------------------------------------
                5.001 - 5.125                             0.08%
                ------------------------------------------------
                5.126 - 5.250                              0.19
                ------------------------------------------------
                5.251 - 5.375                              0.38
                ------------------------------------------------
                5.376 - 5.500                              3.89
                ------------------------------------------------
                5.501 - 5.625                              6.77
                ------------------------------------------------
                5.626 - 5.750                             43.41
                ------------------------------------------------
                5.751 - 5.875                             24.67
                ------------------------------------------------
                5.876 - 6.000                             13.54
                ------------------------------------------------
                6.001 - 6.125                              5.65
                ------------------------------------------------
                6.126 - 6.250                              0.86
                ------------------------------------------------
                6.251 - 6.375                              0.29
                ------------------------------------------------
                6.376 - 6.500                              0.27
                ------------------------------------------------
                            Total:                  100.00%
                ------------------------------------------------
                                   W.A.: 5.823
                                  Lowest: 5.125
                                 Highest: 6.500
                                   S.D.: 0.158

                                       Top
                                       ---

--------------------------------------------------------------------------------
6. Credit Score*

                ------------------------------------------------
                         Credit Score*              Percent

                ------------------------------------------------
                801 - 850                                 3.98%
                ------------------------------------------------
                751 - 800                                 47.98
                ------------------------------------------------
                701 - 750                                 30.93
                ------------------------------------------------
                651 - 700                                 14.81
                ------------------------------------------------
                601 - 650                                  2.13
                ------------------------------------------------
                Equal to 0                                 0.18
                ------------------------------------------------
                            Total:                  100.00%
                ------------------------------------------------
                                    W.A.: 745
                                   Lowest: 621
                                  Highest: 832
                                    S.D.: 53

                                       Top
                                       ---

--------------------------------------------------------------------------------

7. PMI Providers

             -----------------------------------------------------
                  PMI Providers                    Percent

             -----------------------------------------------------
             NONE                                         99.60%
             -----------------------------------------------------
             GEMIC                                          0.32
             -----------------------------------------------------
             UNITED GUARANTY                                0.08
             -----------------------------------------------------
                         Total:                    100.00%
             -----------------------------------------------------

                                       Top
                                       ---

--------------------------------------------------------------------------------
8. Product Type

                ----------------------------------------------
                     Product Type              Percent

                ----------------------------------------------
                15 YR FIXED                            95.63%
                ----------------------------------------------
                10 YR FIXED                              2.96
                ----------------------------------------------
                12 YR FIXED                              0.53
                ----------------------------------------------
                13 YR FIXED                              0.42
                ----------------------------------------------
                14 YR FIXED                              0.38
                ----------------------------------------------
                11 YR FIXED                              0.09
                ----------------------------------------------
                           Total:                 100.00%
                ----------------------------------------------

                                       Top
                                       ---

--------------------------------------------------------------------------------
9. Loan Purpose

                ----------------------------------------------
                        Loan Purpose               Percent

                ----------------------------------------------
                R/T REFI                               76.92%
                ----------------------------------------------
                C/O REFI                                16.50
                ----------------------------------------------
                PURCH                                    6.58
                ----------------------------------------------
                           Total:                  100.00%
                ----------------------------------------------

                                       Top
                                       ---

--------------------------------------------------------------------------------
10. Loan Type

                ----------------------------------------------
                          Loan Type                Percent

                ----------------------------------------------
                CONVENTIONAL                          100.00%
                ----------------------------------------------
                           Total:                  100.00%
                ----------------------------------------------

                                       Top
                                       ---

--------------------------------------------------------------------------------
11. Property Type

                ------------------------------------------------
                         Property Type             Percent

                ------------------------------------------------
                SFR                                      75.15%
                ------------------------------------------------
                PUD Detach                                19.95
                ------------------------------------------------
                Condo                                      3.16
                ------------------------------------------------
                PUD Attach                                 0.97
                ------------------------------------------------

                ------------------------------------------------
                2-Family                                   0.68
                ------------------------------------------------
                Co-Op                                      0.10
                ------------------------------------------------
                            Total:                  100.00%
                ------------------------------------------------
                                       Top
                                       ---

--------------------------------------------------------------------------------
12. Occupancy Status

            -------------------------------------------------------
                       Occupancy Status             Percent

            -------------------------------------------------------
            Primary                                         95.14%
            -------------------------------------------------------
            Secondary                                         4.72
            -------------------------------------------------------
            Investor                                          0.14
            -------------------------------------------------------
                            Total:                     100.00%
            -------------------------------------------------------
                                       Top
                                       ---

--------------------------------------------------------------------------------
13. Documentation

              ---------------------------------------------------
                        Documentation               Percent

              --------------------------------------------------
              Reduced                                     38.43%
              ---------------------------------------------------
              Rapid                                        35.85
              ---------------------------------------------------
              Standard                                     23.11
              ---------------------------------------------------
              All Ready Home                                2.53
              ---------------------------------------------------
              Stated                                        0.07
              ---------------------------------------------------
                           Total:                   100.00%
              ---------------------------------------------------
                                       Top
                                       ---

--------------------------------------------------------------------------------
14. State

              ---------------------------------------------------
                            State                   Percent

              ---------------------------------------------------
              California                                  49.42%
              ---------------------------------------------------
              Florida                                       7.14
              ---------------------------------------------------
              Maryland                                      5.50
              ---------------------------------------------------
              Virginia                                      4.55
              ---------------------------------------------------
              South Carolina                                3.54
              ---------------------------------------------------
              Other                                        29.85
              ---------------------------------------------------
                           Total:                   100.00%
              ---------------------------------------------------
                                       Top
                                       ---

--------------------------------------------------------------------------------
15. Zip Code

                     -------------------------------------
                          Zip Code           Percent

                     -------------------------------------
                     90274                          1.24%
                     -------------------------------------
                     94010                           1.19
                     -------------------------------------
                     95070                           1.18
                     -------------------------------------
                     92677                           0.95
                     -------------------------------------

                     -------------------------------------
                     85253                           0.91
                     -------------------------------------
                     Other                          94.52
                     -------------------------------------
                           Total:            100.00%
                     -------------------------------------
                                       Top
                                       ---

--------------------------------------------------------------------------------
16. OLTV

                ------------------------------------------------
                             OLTV                   Percent

                ------------------------------------------------
                Less than or equal to 20.00               1.27%
                ------------------------------------------------
                20.01 - 25.00                              2.03
                ------------------------------------------------
                25.01 - 30.00                              4.37
                ------------------------------------------------
                30.01 - 35.00                              5.06
                ------------------------------------------------
                35.01 - 40.00                              6.24
                ------------------------------------------------
                40.01 - 45.00                              7.54
                ------------------------------------------------
                45.01 - 50.00                             11.19
                ------------------------------------------------
                50.01 - 55.00                              9.68
                ------------------------------------------------
                55.01 - 60.00                              8.88
                ------------------------------------------------
                60.01 - 65.00                              9.64
                ------------------------------------------------
                65.01 - 70.00                             12.32
                ------------------------------------------------
                70.01 - 75.00                              9.77
                ------------------------------------------------
                75.01 - 80.00                             11.62
                ------------------------------------------------
                80.01 - 85.00                              0.14
                ------------------------------------------------
                85.01 - 90.00                              0.25
                ------------------------------------------------
                            Total:                  100.00%
                ------------------------------------------------
                                  W.A.: 55.69%
                                  Lowest: 8.28%
                                 Highest: 90.00%
                                  S.D.: 16.28%

                                       Top
                                       ---

--------------------------------------------------------------------------------
17. Cut-Off LTV

                ------------------------------------------------
                          Cut-Off LTV               Percent

                ------------------------------------------------
                Less than or equal to 20.00               1.27%
                ------------------------------------------------
                20.01 - 25.00                              2.03
                ------------------------------------------------
                25.01 - 30.00                              4.37
                ------------------------------------------------
                30.01 - 35.00                              5.15
                ------------------------------------------------
                35.01 - 40.00                              6.16
                ------------------------------------------------
                40.01 - 45.00                              8.02
                ------------------------------------------------
                45.01 - 50.00                             10.80
                ------------------------------------------------
                50.01 - 55.00                              9.98
                ------------------------------------------------
                55.01 - 60.00                              8.67
                ------------------------------------------------
                60.01 - 65.00                              9.72
                ------------------------------------------------
                65.01 - 70.00                             12.32
                ------------------------------------------------
                70.01 - 75.00                              9.81
                ------------------------------------------------

                ------------------------------------------------
                75.01 - 80.00                             11.32
                ------------------------------------------------
                80.01 - 85.00                              0.14
                ------------------------------------------------
                85.01 - 90.00                              0.25
                ------------------------------------------------
                        Total:                  100.00%
                ------------------------------------------------
                                  W.A.: 55.51%
                                  Lowest: 8.25%
                                 Highest: 90.00%
                                  S.D.: 16.25%

                                       Top
                                       ---

--------------------------------------------------------------------------------
18. Delinquency*

                 ----------------------------------------------
                         Delinquency*              Percent

                 ----------------------------------------------
                 0-29 days                             100.00%
                 ----------------------------------------------
                            Total:                 100.00%
                 ----------------------------------------------
                                  * MBA method
                                       Top
                                       ---

--------------------------------------------------------------------------------
19. Times 30 Days

                ------------------------------------------------
                         Times 30 Days              Percent

                ------------------------------------------------
                0                                        99.91%
                ------------------------------------------------
                1                                          0.09
                ------------------------------------------------
                            Total:                  100.00%
                ------------------------------------------------
                                       Top
                                       ---

--------------------------------------------------------------------------------
20. Prepay Penalty Flag

         --------------------------------------------------------------
                      Prepay Penalty Flag                  Percent

         --------------------------------------------------------------
         N                                                     100.00%
         --------------------------------------------------------------
                            Total:                         100.00%
         --------------------------------------------------------------
                                       Top
                                       ---

--------------------------------------------------------------------------------
21. Prepay Penalty Term

         --------------------------------------------------------------
                      Prepay Penalty Term                  Percent

         --------------------------------------------------------------
         0                                                     100.00%
         --------------------------------------------------------------
                            Total:                         100.00%
         --------------------------------------------------------------
                                    W.A.: 0.0
                                    Lowest: 0
                                   Highest: 0
                                    S.D.: 0.0
                                       Top
                                       ---

--------------------------------------------------------------------------------

22. Buydown Agreement

           ----------------------------------------------------------
                   Buydown Agreement                Percent

           ----------------------------------------------------------
           N                                                 100.00%
           ----------------------------------------------------------
                         Total:                      100.00%
           ----------------------------------------------------------

                                       Top
                                       ---

--------------------------------------------------------------------------------
23. Original Term

                ------------------------------------------------
                         Original Term              Percent

                ------------------------------------------------
                120                                       2.96%
                ------------------------------------------------
                132                                        0.09
                ------------------------------------------------
                144                                        0.53
                ------------------------------------------------
                156                                        0.42
                ------------------------------------------------
                168                                        0.38
                ------------------------------------------------
                180                                       95.63
                ------------------------------------------------
                            Total:                  100.00%
                ------------------------------------------------
                               W.A.: 177.8 months
                               Lowest: 120 months
                               Highest: 180 months

                                       Top
                                       ---

--------------------------------------------------------------------------------
24. Scheduled Remaining Term

   --------------------------------------------------------------------------
                   Scheduled Remaining Term                      Percent

   --------------------------------------------------------------------------
   115 - 120                                                           2.96%
   --------------------------------------------------------------------------
   121 - 168                                                            1.41
   --------------------------------------------------------------------------
   175 - 180                                                           95.63
   --------------------------------------------------------------------------
                            Total:                               100.00%
   --------------------------------------------------------------------------
                               W.A.: 177.1 months
                               Lowest: 117 months
                               Highest: 180 months

                                       Top
                                       ---

--------------------------------------------------------------------------------
25. Cut-Off Loan Age

            -------------------------------------------------------
                       Cut-Off Loan Age                Percent

            -------------------------------------------------------
            - 0                                             41.27%
            -------------------------------------------------------
            1 - 6                                            58.73
            -------------------------------------------------------
                            Total:                     100.00%
            -------------------------------------------------------
                                W.A.: 0.8 months
                                Lowest: 0 months
                                Highest: 4 months

                                       Top
                                       ---

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC
FOR INTERNAL USE ONLY

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                  BoAMS 2003-1
                               Group 1 - 30yr Pool

--------------------------------------------------------------------------------

1. Original Balance

-----------------------------------------------------------------------------------------------------------------------------------
                             Number     Aggregate       Percent     Average                                W.A.      W.A.
                               of        Current       of Loans    Original      W.A.     W.A.    W.A.   Original  Remaining   W.A.
                            Mortgage    Principal    by Principal  Principal    Gross     FICO Original  Term to   Term to    Loan
Original Balance             Loans       Balance        Balance     Balance     Coupon   Score    LTV    Maturity  Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
250,000.01 - 350,000.00         209     $70,758,672        8.84%     338,888    6.368%     746   64.46%       356       355       1
-----------------------------------------------------------------------------------------------------------------------------------
350,000.01 - 450,000.00         688     272,020,011        34.00     395,797     6.354     744    66.56       358       357       1
-----------------------------------------------------------------------------------------------------------------------------------
450,000.01 - 550,000.00         343     170,148,216        21.27     496,553     6.359     743    65.87       356       356       1
-----------------------------------------------------------------------------------------------------------------------------------
550,000.01 - 650,000.00         185     110,702,123        13.84     598,891     6.335     744    63.39       358       357       1
-----------------------------------------------------------------------------------------------------------------------------------
650,000.01 - 750,000.00         113      80,677,275        10.08     714,645     6.325     739    64.53       359       358       1
-----------------------------------------------------------------------------------------------------------------------------------
750,000.01 - 850,000.00          32      25,625,902         3.20     801,538     6.354     733    63.40       360       359       1
-----------------------------------------------------------------------------------------------------------------------------------
850,000.01 - 950,000.00          30      26,708,336         3.34     891,003     6.334     729    62.25       360       359       1
-----------------------------------------------------------------------------------------------------------------------------------
950,000.01 - 1,050,000.00        44      43,399,465         5.42     987,335     6.321     738    57.82       357       357       1
-----------------------------------------------------------------------------------------------------------------------------------
Total:                        1,644    $800,040,000      100.00%     487,120    6.348%     742   64.86%       358       357       1
-----------------------------------------------------------------------------------------------------------------------------------

Average: $487,119.96
Lowest: $323,000.00
Highest: $1,000,000.00
S.D.: $153,571.67


--------------------------------------------------------------------------------

2. Gross Coupon

-----------------------------------------------------------------------------------------------------------------------------------
                             Number     Aggregate       Percent     Average                                W.A.      W.A.
                               of        Current       of Loans    Original      W.A.     W.A.    W.A.   Original  Remaining   W.A.
                            Mortgage    Principal    by Principal  Principal    Gross     FICO Original  Term to   Term to    Loan


Gross Coupon                 Loans       Balance        Balance     Balance     Coupon   Score    LTV    Maturity  Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
5.376 - 5.500                    2        $929,507        0.12%     465,000    5.500%     781  70.13%       360       360        0
-----------------------------------------------------------------------------------------------------------------------------------
5.501 - 5.625                    3       1,275,831         0.16     425,400     5.625     757   75.49       360       360        0
-----------------------------------------------------------------------------------------------------------------------------------
5.626 - 5.750                   13       7,374,788         0.92     567,758     5.750     757   70.39       360       359        1
-----------------------------------------------------------------------------------------------------------------------------------
5.751 - 5.875                   36      19,197,430         2.40     533,628     5.875     752   64.75       357       356        1
-----------------------------------------------------------------------------------------------------------------------------------
5.876 - 6.000                  116      55,337,314         6.92     477,382     6.000     744   66.30       359       359        1
-----------------------------------------------------------------------------------------------------------------------------------
6.001 - 6.125                  138      64,928,823         8.12     470,912     6.125     747   66.92       359       359        1
-----------------------------------------------------------------------------------------------------------------------------------
6.126 - 6.250                  366     184,330,763        23.04     504,041     6.250     743   63.56       357       356        1
-----------------------------------------------------------------------------------------------------------------------------------
6.251 - 6.375                  384     186,892,543        23.36     487,211     6.375     741   63.83       358       357        1
-----------------------------------------------------------------------------------------------------------------------------------
6.376 - 6.500                  362     173,801,309        21.72     480,703     6.500     744   64.51       356       355        1
-----------------------------------------------------------------------------------------------------------------------------------
6.501 - 6.625                  142      68,812,751         8.60     485,044     6.625     734   66.35       357       356        1
-----------------------------------------------------------------------------------------------------------------------------------
6.626 - 6.750                   56      24,615,424         3.08     440,141     6.750     736   68.50       360       358        1
-----------------------------------------------------------------------------------------------------------------------------------
6.751 - 6.875                   22      10,880,723         1.36     495,111     6.875     724   67.23       360       359        1
-----------------------------------------------------------------------------------------------------------------------------------
6.876 - 7.000                    3       1,180,793         0.15     394,733     7.000     755   70.99       360       357        3
-----------------------------------------------------------------------------------------------------------------------------------
7.001 - 7.125                    1         482,000         0.06     482,000     7.125     702   64.70       360       360        0
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       1,644    $800,040,000      100.00%     487,120    6.348%     742  64.86%       358       357        1
-----------------------------------------------------------------------------------------------------------------------------------

W.A.: 6.348%
Lowest: 5.500%
Highest: 7.125%
S.D.: 0.216%

--------------------------------------------------------------------------------

3. Credit Score

-----------------------------------------------------------------------------------------------------------------------------------
                             Number     Aggregate       Percent     Average                                W.A.      W.A.
                               of        Current       of Loans    Original      W.A.     W.A.    W.A.   Original  Remaining   W.A.
                            Mortgage    Principal    by Principal  Principal    Gross     FICO Original  Term to   Term to    Loan
Credit Score                 Loans       Balance        Balance     Balance     Coupon   Score    LTV    Maturity  Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
825 - 849                       2       $1,242,793        0.16%     622,242     6.048%     831   63.53%     360       359       1
-----------------------------------------------------------------------------------------------------------------------------------
800 - 824                      56       27,212,655         3.40     486,363      6.280     807    60.28     358       357       1
-----------------------------------------------------------------------------------------------------------------------------------
775 - 799                     350      163,673,168        20.46     468,073      6.338     786    63.07     358       357       1
-----------------------------------------------------------------------------------------------------------------------------------
750 - 774                     430      205,939,905        25.74     479,428      6.336     762    64.44     357       356       1
-----------------------------------------------------------------------------------------------------------------------------------
725 - 749                     306      153,721,446        19.21     502,814      6.368     738    65.92     357       356       1
-----------------------------------------------------------------------------------------------------------------------------------

700 - 724                      252      124,075,827        15.51    492,973       6.345    712   65.04      358       357        1
-----------------------------------------------------------------------------------------------------------------------------------
675 - 699                      138       69,218,938         8.65    501,974       6.390    688   67.80      359       358        1
-----------------------------------------------------------------------------------------------------------------------------------
650 - 674                       64       34,204,179         4.28    534,936       6.358    663   65.89      357       357        1
-----------------------------------------------------------------------------------------------------------------------------------
625 - 649                       42       18,777,246         2.35    447,388       6.409    640   68.49      358       357        1
-----------------------------------------------------------------------------------------------------------------------------------
600 - 624                        2          866,027         0.11    433,422       6.288    623   68.97      360       359        1
-----------------------------------------------------------------------------------------------------------------------------------
N/A                              2        1,107,816         0.14    554,775       5.945      0   77.22      360       358        2
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       1,644     $800,040,000      100.00%    487,120      6.348%    742  64.86%      358       357        1
-----------------------------------------------------------------------------------------------------------------------------------

W.A.: 742
Lowest: 623
Highest: 837
S.D.: 48

--------------------------------------------------------------------------------

4. Index

-----------------------------------------------------------------------------------------------------------------------------------
                             Number     Aggregate       Percent     Average                                W.A.      W.A.
                               of        Current       of Loans    Original      W.A.     W.A.    W.A.   Original  Remaining   W.A.
                            Mortgage    Principal    by Principal  Principal    Gross     FICO Original  Term to   Term to    Loan
Index                        Loans       Balance        Balance     Balance     Coupon   Score    LTV    Maturity  Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
FIX                          1,644    $800,040,000       100.00%    487,120     6.348%     742   64.86%     358       357        1
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       1,644    $800,040,000       100.00%    487,120     6.348%     742   64.86%     358       357        1
-----------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

5. Loan Purpose

-----------------------------------------------------------------------------------------------------------------------------------
                             Number     Aggregate       Percent     Average                                W.A.      W.A.
                               of        Current       of Loans    Original      W.A.     W.A.    W.A.   Original  Remaining   W.A.
                            Mortgage    Principal    by Principal  Principal    Gross     FICO Original  Term to   Term to    Loan
Loan Purpose                 Loans       Balance        Balance     Balance     Coupon   Score    LTV    Maturity  Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------


R/T REFI                       972    $487,502,965        60.93%    502,062     6.370%     744   62.00%     357       356        1
-----------------------------------------------------------------------------------------------------------------------------------
PURCHASE                       381     181,746,541         22.72    477,507      6.282     743    75.58     360       359        1
-----------------------------------------------------------------------------------------------------------------------------------
C/O REFI                       291     130,790,494         16.35    449,797      6.360     733    60.65     357       357        1
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       1,644    $800,040,000       100.00%    487,120     6.348%     742   64.86%     358       357        1
-----------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

6. Property Type

-----------------------------------------------------------------------------------------------------------------------------------
                             Number     Aggregate       Percent     Average                                W.A.      W.A.
                               of        Current       of Loans    Original      W.A.     W.A.    W.A.   Original  Remaining   W.A.
                            Mortgage    Principal    by Principal  Principal    Gross     FICO Original  Term to   Term to    Loan
Property Type                Loans       Balance        Balance     Balance     Coupon   Score    LTV    Maturity  Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
SFR                           1,197   $584,840,100        73.10%     489,076    6.338%     744   64.37%     358       357        1
-----------------------------------------------------------------------------------------------------------------------------------
PUD Detach                      342    166,966,507         20.87     488,666     6.367     736    66.16     356       356        1
-----------------------------------------------------------------------------------------------------------------------------------
Condo                            65     28,959,034          3.62     445,928     6.375     748    65.98     360       359        1
-----------------------------------------------------------------------------------------------------------------------------------
PUD Attach                       18      7,612,882          0.95     423,502     6.402     759    66.49     360       359        1
-----------------------------------------------------------------------------------------------------------------------------------
2-Family                         14      7,435,989          0.93     531,525     6.422     736    67.75     352       351        1
-----------------------------------------------------------------------------------------------------------------------------------
4-Family                          3      1,821,000          0.23     607,000     6.623     744    72.96     360       360        0
-----------------------------------------------------------------------------------------------------------------------------------
3-Family                          3      1,536,092          0.19     512,333     6.693     730    71.63     360       359        1
-----------------------------------------------------------------------------------------------------------------------------------
Co-Op                             2        868,395          0.11     434,625     6.642     701    45.36     360       359        1
-----------------------------------------------------------------------------------------------------------------------------------
Total:                        1,644   $800,040,000       100.00%     487,120    6.348%     742   64.86%     358       357        1
-----------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

7. Occupancy Status

-----------------------------------------------------------------------------------------------------------------------------------
                             Number     Aggregate       Percent     Average                                W.A.      W.A.
                               of        Current       of Loans    Original      W.A.     W.A.    W.A.   Original  Remaining   W.A.
                            Mortgage    Principal    by Principal  Principal    Gross     FICO Original  Term to   Term to    Loan
Occupancy Status             Loans       Balance        Balance     Balance     Coupon   Score    LTV    Maturity  Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------


Primary                       1,561    $757,762,597       94.72%     485,911    6.346%     742   64.93%     357       357        1
-----------------------------------------------------------------------------------------------------------------------------------
Secondary                        83      42,277,403         5.28     509,851     6.385     747    63.59     359       359        1
-----------------------------------------------------------------------------------------------------------------------------------
Total:                        1,644    $800,040,000      100.00%     487,120    6.348%     742   64.86%     358       357        1
-----------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

8. Geographic Distribution

-----------------------------------------------------------------------------------------------------------------------------------
                             Number     Aggregate       Percent     Average                                W.A.      W.A.
                               of        Current       of Loans    Original      W.A.     W.A.    W.A.   Original  Remaining   W.A.
                            Mortgage    Principal    by Principal  Principal    Gross     FICO Original  Term to   Term to    Loan
Geographic Distribution      Loans       Balance        Balance     Balance     Coupon   Score    LTV    Maturity  Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
California                     828    $397,331,585        49.66%     480,234     6.347%    749   62.70%     357       357        1
-----------------------------------------------------------------------------------------------------------------------------------
Florida                         96      46,347,687          5.79     483,299      6.379    724    65.76     360       359        1
-----------------------------------------------------------------------------------------------------------------------------------
Virginia                        95      43,083,974          5.39     454,056      6.384    738    67.86     357       356        1
-----------------------------------------------------------------------------------------------------------------------------------
Maryland                        75      34,216,503          4.28     456,646      6.316    742    69.22     356       355        1
-----------------------------------------------------------------------------------------------------------------------------------
Illinois                        56      29,952,411          3.74     535,423      6.307    744    63.49     360       359        1
-----------------------------------------------------------------------------------------------------------------------------------
North Carolina                  51      25,421,087          3.18     498,947      6.360    728    71.24     360       359        1
-----------------------------------------------------------------------------------------------------------------------------------
Massachussetts                  43      20,596,307          2.57     479,501      6.329    743    64.27     360       359        1
-----------------------------------------------------------------------------------------------------------------------------------
Texas                           35      19,183,982          2.40     548,862      6.310    734    71.45     360       359        1
-----------------------------------------------------------------------------------------------------------------------------------
Colorado                        31      17,934,006          2.24     579,310      6.303    725    64.28     353       352        1
-----------------------------------------------------------------------------------------------------------------------------------
Georgia                         38      17,283,189          2.16     455,660      6.319    737    68.30     347       345        1
-----------------------------------------------------------------------------------------------------------------------------------
South Carolina                  34      16,563,545          2.07     487,978      6.383    734    67.57     348       347        1
-----------------------------------------------------------------------------------------------------------------------------------
District of Columbia            30      14,023,930          1.75     467,865      6.388    733    61.55     360       359        1
-----------------------------------------------------------------------------------------------------------------------------------
Washington                      26      13,431,236          1.68     518,145      6.349    750    69.68     360       359        1
-----------------------------------------------------------------------------------------------------------------------------------
New York                        22      11,859,432          1.48     539,523      6.477    752    61.76     359       358        1
-----------------------------------------------------------------------------------------------------------------------------------
Nevada                          22      10,913,582          1.36     496,476      6.421    727    64.87     360       359        1
-----------------------------------------------------------------------------------------------------------------------------------
Missouri                        19       9,572,046          1.20     504,535      6.462    735    65.02     360       359        1
-----------------------------------------------------------------------------------------------------------------------------------
Arizona                         19       9,019,526          1.13     475,158      6.432    743    68.02     357       356        1
-----------------------------------------------------------------------------------------------------------------------------------
Minnesota                       20       8,765,961          1.10     438,755      6.260    732    72.86     360       359        1
-----------------------------------------------------------------------------------------------------------------------------------
New Mexico                      15       7,475,101          0.93     498,714      6.269    752    65.89     360       359        1
-----------------------------------------------------------------------------------------------------------------------------------
Tennessee                       13       5,728,466          0.72     441,189      6.224    751    77.59     345       344        1
-----------------------------------------------------------------------------------------------------------------------------------
Other                           76      41,336,443          5.17     544,501      6.323    734    66.05     359       358        1
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       1,644    $800,040,000       100.00%     487,120     6.348%    742   64.86%     358       357        1
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

9. County Distribution

-----------------------------------------------------------------------------------------------------------------------------------
                             Number     Aggregate       Percent     Average                                W.A.      W.A.
                               of        Current       of Loans    Original      W.A.     W.A.    W.A.   Original  Remaining   W.A.
                            Mortgage    Principal    by Principal  Principal    Gross     FICO Original  Term to   Term to    Loan
County Distribution          Loans       Balance        Balance     Balance     Coupon   Score    LTV    Maturity  Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
LOS ANGELES                    189     $91,024,573        11.38%     482,035     6.361%    743   64.06%     357       356        1
-----------------------------------------------------------------------------------------------------------------------------------
ORANGE                         138      66,403,403          8.30     481,601      6.379    746    62.12     355       354        1
-----------------------------------------------------------------------------------------------------------------------------------
SANTA CLARA                     89      42,201,204          5.27     474,500      6.292    749    61.58     358       358        1
-----------------------------------------------------------------------------------------------------------------------------------
SAN DIEGO                       60      28,184,277          3.52     470,031      6.385    750    64.78     357       356        1
-----------------------------------------------------------------------------------------------------------------------------------
SAN MATEO                       57      26,901,301          3.36     472,278      6.322    753    60.42     360       359        1
-----------------------------------------------------------------------------------------------------------------------------------
ALAMEDA                         48      23,593,813          2.95     491,951      6.337    756    62.86     357       356        1
-----------------------------------------------------------------------------------------------------------------------------------
FAIRFAX                         50      22,401,673          2.80     448,601      6.365    740    67.12     360       359        1
-----------------------------------------------------------------------------------------------------------------------------------
MONTGOMERY                      46      21,183,423          2.65     460,967      6.317    740    69.71     359       358        1
-----------------------------------------------------------------------------------------------------------------------------------
CONTRA COSTA                    41      18,860,692          2.36     460,437      6.357    741    62.35     357       356        1
-----------------------------------------------------------------------------------------------------------------------------------
SAN FRANCISCO                   40      18,500,651          2.31     462,820      6.273    757    64.96     359       358        1
-----------------------------------------------------------------------------------------------------------------------------------
Other                          886     440,784,991         55.10     498,046      6.350    739    65.90     358       357        1
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       1,644    $800,040,000       100.00%     487,120     6.348%    742   64.86%     358       357        1
-----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

10. Original LTV


-----------------------------------------------------------------------------------------------------------------------------------
                             Number     Aggregate       Percent     Average                                W.A.      W.A.
                               of        Current       of Loans    Original      W.A.     W.A.    W.A.   Original  Remaining   W.A.
                            Mortgage    Principal    by Principal  Principal    Gross     FICO Original  Term to   Term to    Loan
Original LTV                 Loans       Balance        Balance     Balance     Coupon   Score    LTV    Maturity  Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
5.01 - 10.00                     1       $520,500         0.07%     520,500     6.375%     673   9.46%      360       360        0
-----------------------------------------------------------------------------------------------------------------------------------

10.01 - 15.00                    4       1,964,461          0.25     491,250      6.301    738    13.02     360       360        0
-----------------------------------------------------------------------------------------------------------------------------------
15.01 - 20.00                    6       3,803,793          0.48     634,333      6.387    727    18.24     360       359        1
-----------------------------------------------------------------------------------------------------------------------------------
20.01 - 25.00                   14       6,748,670          0.84     482,487      6.451    748    23.00     360       359        1
-----------------------------------------------------------------------------------------------------------------------------------
25.01 - 30.00                   26      13,864,314          1.73     533,539      6.325    759    27.73     358       357        1
-----------------------------------------------------------------------------------------------------------------------------------
30.01 - 35.00                   26      12,296,691          1.54     473,411      6.364    746    32.39     360       359        1
-----------------------------------------------------------------------------------------------------------------------------------
35.01 - 40.00                   39      21,003,753          2.63     539,127      6.325    757    37.62     357       356        1
-----------------------------------------------------------------------------------------------------------------------------------
40.01 - 45.00                   60      27,951,147          3.49     466,410      6.377    755    42.47     354       352        1
-----------------------------------------------------------------------------------------------------------------------------------
45.01 - 50.00                   81      40,953,813          5.12     506,069      6.314    750    47.78     358       358        1
-----------------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00                  122      60,094,357          7.51     493,050      6.372    747    52.87     355       354        1
-----------------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00                  126      62,637,702          7.83     497,569      6.316    745    57.70     358       357        1
-----------------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00                  162      82,900,032         10.36     512,257      6.359    740    62.77     358       358        1
-----------------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00                  247     120,707,589         15.09     489,177      6.350    740    68.02     356       355        1
-----------------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00                  210     109,426,068         13.68     521,634      6.343    735    73.44     356       356        1
-----------------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00                  503     228,979,002         28.62     455,655      6.348    741    79.18     359       358        1
-----------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00                    4       1,576,530          0.20     395,205      6.665    734    81.56     360       357        3
-----------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00                    8       2,830,981          0.35     354,725      6.514    723    88.36     360       359        1
-----------------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00                    5       1,780,598          0.22     356,357      6.187    771    94.48     360       359        1
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       1,644    $800,040,000       100.00%     487,120     6.348%    742   64.86%     358       357        1
-----------------------------------------------------------------------------------------------------------------------------------

W.A.: 64.86%
Lowest: 9.46%
Highest: 95.00%
S.D.: 14.73%

--------------------------------------------------------------------------------

11. Original Term

-----------------------------------------------------------------------------------------------------------------------------------
                             Number     Aggregate       Percent     Average                                W.A.      W.A.
                               of        Current       of Loans    Original      W.A.     W.A.    W.A.   Original  Remaining   W.A.
                            Mortgage    Principal    by Principal  Principal    Gross     FICO Original  Term to   Term to    Loan
Original Term                Loans       Balance        Balance     Balance     Coupon   Score    LTV    Maturity  Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
240                              23    $10,526,303        1.32%     458,643      6.351%    745   64.02%     240       239        1
-----------------------------------------------------------------------------------------------------------------------------------
252                               1        620,801         0.08     622,000       6.250    720    54.09     252       251        1
-----------------------------------------------------------------------------------------------------------------------------------
300                              24     10,625,074         1.33     443,444       6.409    749    60.92     300       299        1
-----------------------------------------------------------------------------------------------------------------------------------

336                              1         354,618          0.04     355,000     6.375     754    54.62     336       335        1
-----------------------------------------------------------------------------------------------------------------------------------
348                              1         749,302          0.09     750,000     6.750     734    54.55     348       347        1
-----------------------------------------------------------------------------------------------------------------------------------
360                          1,594     777,163,902         97.14     488,022     6.347     742    64.95     360       359        1
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       1,644    $800,040,000       100.00%     487,120    6.348%     742   64.86%     358       357        1
-----------------------------------------------------------------------------------------------------------------------------------

W.A.: 357.5 months
Lowest: 240 months
Highest: 360 months
S.D.: 16.0 months



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Banc of America Securities LLC
FOR INTERNAL USE ONLY

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                  BoAMS 2003-1
                               Group 2 (15yr Pool)

--------------------------------------------------------------------------------

1. Original Balance

-----------------------------------------------------------------------------------------------------------------------------------
                             Number     Aggregate       Percent     Average                                W.A.      W.A.
                               of        Current       of Loans    Original      W.A.     W.A.    W.A.   Original  Remaining   W.A.
                            Mortgage    Principal    by Principal  Principal    Gross     FICO Original  Term to   Term to    Loan
Original Balance             Loans       Balance        Balance     Balance     Coupon   Score    LTV    Maturity  Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
250,001 - 350,000              126     $42,639,971         8.51%     $339,439   5.831%     742   57.59%     177       176        1
-----------------------------------------------------------------------------------------------------------------------------------
350,001 - 450,000              397     158,120,136         31.57      399,593    5.837     747    55.56     178       177        1
-----------------------------------------------------------------------------------------------------------------------------------
450,001 - 550,000              232     114,019,595         22.76      493,069    5.829     744    55.56     177       176        1
-----------------------------------------------------------------------------------------------------------------------------------
550,001 - 650,000              108      64,158,787         12.81      595,958    5.808     747    58.14     179       178        1
-----------------------------------------------------------------------------------------------------------------------------------
650,001 - 750,000               73      51,514,331         10.28      707,461    5.800     747    57.22     178       177        1
-----------------------------------------------------------------------------------------------------------------------------------
750,001 - 850,000               23      18,508,269          3.69      806,997    5.810     732    54.05     177       177        1
-----------------------------------------------------------------------------------------------------------------------------------
850,001 - 950,000               25      22,425,315          4.48      904,247    5.816     736    51.00     177       177        1
-----------------------------------------------------------------------------------------------------------------------------------
950,001 - 1,050,000             30      29,524,308          5.89      985,995    5.800     740    50.77     180       179        1
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       1,014    $500,910,710       100.00%     $495,616   5.823%     745   55.69%     178       177        1
-----------------------------------------------------------------------------------------------------------------------------------

Average: $495,616.24
Lowest: $323,000.00
Highest: $1,000,000.00
S.D.: $158,456.94

--------------------------------------------------------------------------------

2. Gross Coupon

-----------------------------------------------------------------------------------------------------------------------------------
                             Number     Aggregate       Percent     Average                                W.A.      W.A.
                               of        Current       of Loans    Original      W.A.     W.A.    W.A.   Original  Remaining   W.A.
                            Mortgage    Principal    by Principal  Principal    Gross     FICO Original  Term to   Term to    Loan


Gross Coupon                 Loans       Balance        Balance     Balance     Coupon   Score    LTV    Maturity  Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.125                    1        $415,000         0.08%     $415,000   5.125%       0   65.35%     180       180        0
-----------------------------------------------------------------------------------------------------------------------------------
5.126 - 5.250                    2         950,000          0.19      475,000    5.250     776    72.25     180       180        0
-----------------------------------------------------------------------------------------------------------------------------------
5.251 - 5.375                    4       1,904,728          0.38      477,775    5.375     770    67.05     180       179        1
-----------------------------------------------------------------------------------------------------------------------------------
5.376 - 5.500                   38      19,493,720          3.89      513,551    5.500     753    61.18     180       180        0
-----------------------------------------------------------------------------------------------------------------------------------
5.501 - 5.625                   63      33,888,352          6.77      541,124    5.625     748    59.38     179       178        1
-----------------------------------------------------------------------------------------------------------------------------------
5.626 - 5.750                  436     217,449,233         43.41      499,887    5.750     748    54.50     178       177        1
-----------------------------------------------------------------------------------------------------------------------------------
5.751 - 5.875                  255     123,571,867         24.67      486,015    5.875     741    55.09     178       177        1
-----------------------------------------------------------------------------------------------------------------------------------
5.876 - 6.000                  138      67,847,767         13.54      493,997    6.000     737    55.26     176       175        1
-----------------------------------------------------------------------------------------------------------------------------------
6.001 - 6.125                   62      28,282,547          5.65      458,919    6.125     742    58.24     177       175        2
-----------------------------------------------------------------------------------------------------------------------------------
6.126 - 6.250                   10       4,287,047          0.86      432,457    6.250     739    54.25     180       178        2
-----------------------------------------------------------------------------------------------------------------------------------
6.251 - 6.375                    2       1,448,670          0.29      726,000    6.375     776    61.54     180       179        1
-----------------------------------------------------------------------------------------------------------------------------------
6.376 - 6.500                    3       1,371,780          0.27      462,500    6.500     765    66.32     161       160        1
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       1,014    $500,910,710       100.00%     $495,616   5.823%     745   55.69%     178       177        1
-----------------------------------------------------------------------------------------------------------------------------------

W.A.: 5.823%
Lowest: 5.125%
Highest: 6.500%
S.D.: 0.158%

--------------------------------------------------------------------------------

3. Credit Score

-----------------------------------------------------------------------------------------------------------------------------------
                             Number     Aggregate       Percent     Average                                W.A.      W.A.
                               of        Current       of Loans    Original      W.A.     W.A.    W.A.   Original  Remaining   W.A.
                            Mortgage    Principal    by Principal  Principal    Gross     FICO Original  Term to   Term to    Loan
Credit Score                 Loans       Balance        Balance     Balance     Coupon   Score    LTV    Maturity  Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
825 - 849                        4      $1,629,209        0.33%     $409,525    5.914%     828   59.63%     180       178        2
-----------------------------------------------------------------------------------------------------------------------------------
800 - 824                       44      20,676,549         4.13      471,565     5.811     806    51.45     177       177        1
-----------------------------------------------------------------------------------------------------------------------------------
775 - 799                      232     112,974,452        22.55      488,867     5.809     786    52.25     178       177        1
-----------------------------------------------------------------------------------------------------------------------------------
750 - 774                      258     128,438,790        25.64      499,468     5.823     763    55.78     177       176        1
-----------------------------------------------------------------------------------------------------------------------------------
725 - 749                      174      86,654,808        17.30      499,529     5.818     738    55.93     178       177        1
-----------------------------------------------------------------------------------------------------------------------------------
700 - 724                      138      67,382,621        13.45      489,724     5.836     712    58.17     178       177        1
-----------------------------------------------------------------------------------------------------------------------------------
675 - 699                      105      54,567,403        10.89      521,018     5.824     689    58.72     180       179        1
-----------------------------------------------------------------------------------------------------------------------------------

650 - 674                       36      17,052,201          3.40     475,040     5.872     663    57.64     179       178        1
-----------------------------------------------------------------------------------------------------------------------------------
625 - 649                       19       9,606,707          1.92     507,674     5.876     639    64.17     179       178        1
-----------------------------------------------------------------------------------------------------------------------------------
600 - 624                        2       1,042,970          0.21     524,500     5.958     621    49.94     180       178        2
-----------------------------------------------------------------------------------------------------------------------------------
Unknown Score                    2         885,000          0.18     442,500     5.523       0    52.24     180       180        0
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       1,014    $500,910,710       100.00%    $495,616    5.823%     745   55.69%     178       177        1
-----------------------------------------------------------------------------------------------------------------------------------

W.A.: 745
Lowest: 621
Highest: 832
S.D.: 53

--------------------------------------------------------------------------------
4. Index

-----------------------------------------------------------------------------------------------------------------------------------
                             Number     Aggregate       Percent     Average                                W.A.      W.A.
                               of        Current       of Loans    Original      W.A.     W.A.    W.A.   Original  Remaining   W.A.
                            Mortgage    Principal    by Principal  Principal    Gross     FICO Original  Term to   Term to    Loan
Index                        Loans       Balance        Balance     Balance     Coupon   Score    LTV    Maturity  Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
FIX                          1,014    $500,910,710       100.00%    $495,616    5.823%     745   55.69%     178       177        1
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       1,014    $500,910,710       100.00%    $495,616    5.823%     745   55.69%     178       177        1
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5. Loan Purpose

-----------------------------------------------------------------------------------------------------------------------------------
                             Number     Aggregate       Percent     Average                                W.A.      W.A.
                               of        Current       of Loans    Original      W.A.     W.A.    W.A.   Original  Remaining   W.A.
                            Mortgage    Principal    by Principal  Principal    Gross     FICO Original  Term to   Term to    Loan
Loan Purpose                 Loans       Balance        Balance     Balance     Coupon   Score    LTV    Maturity  Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
R/T REFI                       776    $385,293,809       76.92%     $498,060    5.828%     746   54.53%     178       177        1
-----------------------------------------------------------------------------------------------------------------------------------
C/O REFI                       177      82,649,385        16.50      468,992     5.840     741    55.61     177       176        1
-----------------------------------------------------------------------------------------------------------------------------------

PURCH                           61      32,967,516          6.58     541,784     5.718     744    69.47     180       179        1
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       1,014    $500,910,710       100.00%    $495,616    5.823%     745   55.69%     178       177        1
-----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

6. Property Type

-----------------------------------------------------------------------------------------------------------------------------------
                             Number     Aggregate       Percent     Average                                W.A.      W.A.
                               of        Current       of Loans    Original      W.A.     W.A.    W.A.   Original  Remaining   W.A.
                            Mortgage    Principal    by Principal  Principal    Gross     FICO Original  Term to   Term to    Loan
Property Type                Loans       Balance        Balance     Balance     Coupon   Score    LTV    Maturity  Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
SFR                            753    $376,436,638        75.15%    $501,630    5.824%     745   54.74%     178       177        1
-----------------------------------------------------------------------------------------------------------------------------------
PUD Detach                     208      99,931,384         19.95     481,863     5.820     744    58.80     178       177        1
-----------------------------------------------------------------------------------------------------------------------------------
Condo                           34      15,822,459          3.16     466,491     5.809     748    58.45     179       178        1
-----------------------------------------------------------------------------------------------------------------------------------
PUD Attach                      11       4,861,095          0.97     443,036     5.814     733    63.22     180       179        1
-----------------------------------------------------------------------------------------------------------------------------------
2-Family                         7       3,382,216          0.68     483,864     5.887     769    45.85     180       180        0
-----------------------------------------------------------------------------------------------------------------------------------
Co-Op                            1         476,919          0.10     478,600     5.750     735    54.99     180       179        1
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       1,014    $500,910,710       100.00%    $495,616    5.823%     745   55.69%     178       177        1
-----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

7. Occupancy Status

-----------------------------------------------------------------------------------------------------------------------------------
                             Number     Aggregate       Percent     Average                                W.A.      W.A.
                               of        Current       of Loans    Original      W.A.     W.A.    W.A.   Original  Remaining   W.A.
                            Mortgage    Principal    by Principal  Principal    Gross     FICO Original  Term to   Term to    Loan
Occupancy Status             Loans       Balance        Balance     Balance     Coupon   Score    LTV    Maturity  Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
Primary                        963    $476,552,478        95.14%    $496,480    5.822%     744   55.64%     178       177        1
-----------------------------------------------------------------------------------------------------------------------------------
Secondary                       49      23,634,932          4.72     484,113     5.846     750    56.65     180       179        1
-----------------------------------------------------------------------------------------------------------------------------------
Investor                         2         723,300          0.14     361,650      5.75     754     54.9     180       180        0
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       1,014    $500,910,710       100.00%    $495,616    5.823%     745   55.69%     178       177        1
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

8. Geographic Distribution

-----------------------------------------------------------------------------------------------------------------------------------
                             Number     Aggregate       Percent     Average                                W.A.      W.A.
                               of        Current       of Loans    Original      W.A.     W.A.    W.A.   Original  Remaining   W.A.
                            Mortgage    Principal    by Principal  Principal    Gross     FICO Original  Term to   Term to    Loan
Geographic Distribution      Loans       Balance        Balance     Balance     Coupon   Score    LTV    Maturity  Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
California                     484    $247,546,650        49.42%    $513,014    5.813%    748    50.93%     178       177        1
-----------------------------------------------------------------------------------------------------------------------------------
Florida                         72      35,749,638          7.14     498,717     5.845    739     61.49     179       178        1
-----------------------------------------------------------------------------------------------------------------------------------
Maryland                        65      27,566,925          5.50     425,293     5.851    733     60.32     178       177        1
-----------------------------------------------------------------------------------------------------------------------------------
Virginia                        51      22,806,648          4.55     448,686     5.840    741     60.03     177       176        1
-----------------------------------------------------------------------------------------------------------------------------------
South Carolina                  34      17,722,370          3.54     523,246     5.814    740     66.92     177       176        1
-----------------------------------------------------------------------------------------------------------------------------------
Arizona                         35      17,123,338          3.42     491,288     5.916    731     57.93     179       178        1
-----------------------------------------------------------------------------------------------------------------------------------
Illinois                        34      16,756,096          3.35     493,868     5.718    745     55.06     180       179        1
-----------------------------------------------------------------------------------------------------------------------------------
Texas                           26      13,560,170          2.71     523,782     5.780    753     64.65     178       177        1
-----------------------------------------------------------------------------------------------------------------------------------
Georgia                         27      12,217,789          2.44     453,848     5.829    739     58.36     177       176        1
-----------------------------------------------------------------------------------------------------------------------------------
North Carolina                  24      11,501,889          2.30     481,208     5.833    739     63.64     178       177        1
-----------------------------------------------------------------------------------------------------------------------------------
Missouri                        22      10,898,406          2.18     496,892     5.865    732     63.84     176       175        1
-----------------------------------------------------------------------------------------------------------------------------------
Nevada                          20       9,923,073          1.98     498,169     5.879    748     60.74     170       169        1
-----------------------------------------------------------------------------------------------------------------------------------
Massachussetts                  18       8,295,273          1.66     462,833     5.792    737     50.46     174       173        1
-----------------------------------------------------------------------------------------------------------------------------------
District of Columbia            13       5,801,805          1.16     447,461     5.871    757     49.96     180       179        1
-----------------------------------------------------------------------------------------------------------------------------------
Tennessee                       10       4,776,541          0.95     479,275     5.741    757     58.17     175       174        1
-----------------------------------------------------------------------------------------------------------------------------------
Washington                       8       4,209,332          0.84     526,900     5.869    773     51.11     174       173        0
-----------------------------------------------------------------------------------------------------------------------------------
Colorado                         8       3,858,948          0.77     483,438     5.799    762     52.28     180       179        1
-----------------------------------------------------------------------------------------------------------------------------------
Kansas                           7       3,814,514          0.76     546,661     5.864    761     63.17     180       179        1
-----------------------------------------------------------------------------------------------------------------------------------
New York                         6       2,784,125          0.56     464,667     5.966    739     49.86     180       180        0
-----------------------------------------------------------------------------------------------------------------------------------
New Mexico                       6       2,534,322          0.51     422,794     5.638    746     70.61     180       180        0
-----------------------------------------------------------------------------------------------------------------------------------
Other                           44      21,462,858          4.28     489,850     5.838    745     64.16     178       177        1
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       1,014    $500,910,710       100.00%    $495,616    5.823%    745    55.69%     178       177        1
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

9. County Distribution

-----------------------------------------------------------------------------------------------------------------------------------
                             Number     Aggregate       Percent     Average                                W.A.      W.A.
                               of        Current       of Loans    Original      W.A.     W.A.    W.A.   Original  Remaining   W.A.
                            Mortgage    Principal    by Principal  Principal    Gross     FICO Original  Term to   Term to    Loan
County Distribution          Loans       Balance        Balance     Balance     Coupon   Score    LTV    Maturity  Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
LOS ANGELES                    145     $77,400,302        15.45%    $535,944    5.830%     746   51.05%     178       177        1
-----------------------------------------------------------------------------------------------------------------------------------
ORANGE                          79      38,534,931          7.69     488,988     5.826     749    52.95     178       177        1
-----------------------------------------------------------------------------------------------------------------------------------
SANTA CLARA                     47      24,911,995          4.97     531,846     5.813     753    41.48     179       178        1
-----------------------------------------------------------------------------------------------------------------------------------
SAN MATEO                       38      19,413,174          3.88     512,017     5.804     760    48.20     180       179        1
-----------------------------------------------------------------------------------------------------------------------------------
SAN DIEGO                       32      17,210,410          3.44     538,906     5.797     747    53.41     178       177        1
-----------------------------------------------------------------------------------------------------------------------------------
MARICOPA                        34      16,775,086          3.35     495,495     5.911     732    57.52     179       178        1
-----------------------------------------------------------------------------------------------------------------------------------
UNKNOWN                         26      12,400,937          2.48     477,077     5.815     754    62.81     180       180        0
-----------------------------------------------------------------------------------------------------------------------------------
CONTRA COSTA                    27      12,329,731          2.46     457,609     5.764     751    52.57     177       177        1
-----------------------------------------------------------------------------------------------------------------------------------
MONTGOMERY                      29      11,883,662          2.37     411,063     5.849     743    56.31     178       177        1
-----------------------------------------------------------------------------------------------------------------------------------
FAIRFAX                         25      11,346,094          2.27     454,975     5.807     736    58.38     178       177        1
-----------------------------------------------------------------------------------------------------------------------------------
Other                          532     258,704,387         51.65     487,994     5.821     742    59.11     177       176        1
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       1,014    $500,910,710       100.00%    $495,616    5.823%     745   55.69%     178       177        1
-----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

10. Original LTV


-----------------------------------------------------------------------------------------------------------------------------------
                             Number     Aggregate       Percent     Average                                W.A.      W.A.
                               of        Current       of Loans    Original      W.A.     W.A.    W.A.   Original  Remaining   W.A.
                            Mortgage    Principal    by Principal  Principal    Gross     FICO Original  Term to   Term to    Loan
Original LTV                 Loans       Balance        Balance     Balance     Coupon   Score    LTV    Maturity  Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
5.01 - 10.00                     2      $1,019,130        0.20%     $510,500    5.875%     762    8.52%     180       179        1
-----------------------------------------------------------------------------------------------------------------------------------
10.01 - 15.00                    6       2,567,079         0.51      429,500     5.848     764    13.00     169       169        1
-----------------------------------------------------------------------------------------------------------------------------------
15.01 - 20.00                    5       2,760,794         0.55      553,400     5.776     764    17.58     180       179        1
-----------------------------------------------------------------------------------------------------------------------------------
20.01 - 25.00                   18      10,147,536         2.03      565,562     5.843     740    22.70     180       179        1
-----------------------------------------------------------------------------------------------------------------------------------

25.01 - 30.00                   42      21,878,970          4.37     522,380     5.834     753    27.39     169       168        1
-----------------------------------------------------------------------------------------------------------------------------------
30.01 - 35.00                   49      25,360,746          5.06     521,350     5.836     755    32.86     175       174        1
-----------------------------------------------------------------------------------------------------------------------------------
35.01 - 40.00                   64      31,255,393          6.24     489,828     5.830     754    37.95     177       176        1
-----------------------------------------------------------------------------------------------------------------------------------
40.01 - 45.00                   76      37,761,084          7.54     498,236     5.806     750    42.59     180       179        1
-----------------------------------------------------------------------------------------------------------------------------------
45.01 - 50.00                  116      56,070,977         11.19     484,849     5.837     748    47.85     179       178        1
-----------------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00                   99      48,488,590          9.68     491,593     5.821     746    52.68     178       177        1
-----------------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00                   89      44,468,780          8.88     501,133     5.808     748    57.69     178       177        1
-----------------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00                  100      48,278,170          9.64     484,430     5.828     742    62.54     179       178        1
-----------------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00                  120      61,691,298         12.32     515,505     5.825     743    67.90     179       178        1
-----------------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00                   98      48,953,235          9.77     501,064     5.810     730    73.25     178       177        1
-----------------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00                  125      58,214,153         11.62     467,082     5.820     737    78.63     179       178        1
-----------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00                    2         717,610          0.14     361,310     5.935     738    83.06     180       178        2
-----------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00                    3       1,277,166          0.25     427,291     5.794     744    89.77     180       179        1
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       1,014    $500,910,710       100.00%    $495,616    5.823%     745   55.69%     178       177        1
-----------------------------------------------------------------------------------------------------------------------------------

W.A.: 55.69%
Lowest: 8.28%
Highest: 90.00%
S.D.: 16.28%

--------------------------------------------------------------------------------

11. Original Term

-----------------------------------------------------------------------------------------------------------------------------------
                             Number     Aggregate       Percent     Average                                W.A.      W.A.
                               of        Current       of Loans    Original      W.A.     W.A.    W.A.   Original  Remaining   W.A.
                            Mortgage    Principal    by Principal  Principal    Gross     FICO Original  Term to   Term to    Loan
Original Term                Loans       Balance        Balance     Balance     Coupon   Score    LTV    Maturity  Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
120                             32     $14,824,455         2.96%    $466,515    5.895%     757   46.38%     120       119        1
-----------------------------------------------------------------------------------------------------------------------------------
132                              1         465,000          0.09     465,000     5.750     776    47.69     132       132        0
-----------------------------------------------------------------------------------------------------------------------------------
144                              5       2,646,835          0.53     530,943     5.767     767    40.01     144       143        1
-----------------------------------------------------------------------------------------------------------------------------------
156                              4       2,085,891          0.42     523,206     5.891     715    75.71     156       155        1
-----------------------------------------------------------------------------------------------------------------------------------
168                              4       1,887,916          0.38     474,875     5.976     740    57.49     168       166        2
-----------------------------------------------------------------------------------------------------------------------------------
180                            968     479,000,613         95.63     496,399     5.820     744    55.98     180       179        1
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       1,014    $500,910,710       100.00%    $495,616    5.823%     745   55.69%     178       177        1
-----------------------------------------------------------------------------------------------------------------------------------

W.A.: 177.8 months
Lowest: 120 months
Highest: 180 months
S.D.: 11.0 months





--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Banc of America Securities LLC
FOR INTERNAL USE ONLY



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